Exhibit 21.1

The Company’s principal subsidiaries as of December 31, 2025 are listed below. All other subsidiaries of the Company, if considered in the aggregate as a single affiliate, would not constitute a significant subsidiary of the Company.

Subsidiaries (Alphabetically)	State of Inc.
ABC Medical, LLC	SOUTH CAROLINA
Absolute Respiratory Care, LLC	RHODE ISLAND
Access Medical, LLC	MICHIGAN
Accucare Medical Equipment, LLC	OKLAHOMA
ActivStyle Holding Company	DELAWARE
AdaptHealth - Missouri LLC	MISSOURI
AdaptHealth Holdings LLC	DELAWARE
AdaptHealth Intermediate HoldCo LLC	DELAWARE
AdaptHealth LLC	DELAWARE
AdaptHealth Minnesota LLC	MINNESOTA
AdaptHealth New England LLC	DELAWARE
AdaptHealth Patient Care Solutions LLC	PENNSYLVANIA
AdaptHealth West LLC	DELAWARE
Aerocare Home Medical Equipment, Inc.	TEXAS
Aerocare Home Medical Equipment, Inc. (MO)	MISSOURI
Aerocare Home Medical, Inc.	TEXAS
Aerocare, Inc.	NEVADA
Agile Medical LLC	PENNSYLVANIA
Agilis Med Holdings LLC	DELAWARE
AirCare Home Respiratory, LLC	CALIFORNIA
Airway Oxygen, Inc.	MICHIGAN
All American Oxygen, Inc.	KENTUCKY
American Ancillaries, Inc.	NEVADA
American Home Medical, Inc.	FLORIDA
America's Health Care at Home, LLC	DELAWARE
Americoast Maryland LLC	DELAWARE
Ameri-Quipt of North Carolina, Inc.	NORTH CAROLINA
Atlantic Medical Supply, Inc.	FLORIDA
Atlantic Medical, Inc.	VIRGINIA
Austin Respiratory Equipment, Inc.	FLORIDA
Beacon Respiratory Services of Georgia, Inc.	DELAWARE
Beacon Respiratory Services, Inc.	DELAWARE
Bennett Medical Services LLC	NEVADA
BestMED Respiratory, Inc.	IOWA
BHS, Inc.	KENTUCKY

Subsidiaries (Alphabetically)	State of Inc.
Bird & Bear Medical, Inc.	ARKANSAS
Blue Dot Medical, LLC	MISSISSIPPI
Bluegrass Oxygen, Inc.	KENTUCKY
B-Pharm, Inc.	MISSOURI
Braden Partners, L.P.	CALIFORNIA
Brannons Rentals and Sales, Inc.	CALIFORNIA
Bradley DME LLC	TENNESSEE
Breathe Grace Medical Supply, LLC	MARYLAND
Buffalo Wheelchair, Inc.	NEW YORK
BuypapUSA.com, Inc.	OREGON
Cair Respiratory Services LLC	MARYLAND
Cape Medical Supply, LLC	MASSACHUSETTS
Care Plus Oxygen, LLC	PENNSYLVANIA
Carmichaels Home Medical Equipment, Inc.	GEORGIA
Choice Medical Health Care, LLC	ILLINOIS
Choice Respiratory & Medical Equipment, Inc.	VIRGINIA
Clay Home Medical, Inc.	VIRGINIA
Clearview Medical Incorporated	TEXAS
Community Medical Supply, Inc.	IOWA
Community Surgical Supply of Toms River LLC	DELAWARE
Cornerstone Medical Services -- Midwest, LLC	OHIO
Cornerstone Medical Services of Columbus, LLC	OHIO
CressCare Medical, Inc.	PENNSYLVANIA
Desloge Home Oxygen and Medical Equipment, Inc.	FLORIDA
Diabetes Management & Supplies LLC	LOUISIANA
Diabetes Supply Center of the Midlands LLC	NEBRASKA
DSCM Holdco Inc	NEBRASKA
Edge Medical Supply, LLC	TEXAS
Express Medical Supply, LLC	TEXAS
Family Home Medical Supply LLC	PENNSYLVANIA
Family Medical Supply LLC	NORTH CAROLINA
First Choice In-HomeCare, Inc.	VIRGINIA
First Choice Home Medical Equipment, LLC	DELAWARE
First Choice Medical Equipment, Inc.	ILLINOIS
Fletchers Medical Supplies Inc	FLORIDA
Florida Home Cair, Inc.	FLORIDA
Florida Home Medical Supply, LLC	FLORIDA
Freedom Respiratory, Inc.	VIRGINIA
Gammie Homecare Inc.	HAWAII
Georgia Home Medical - Columbus, Inc.	GEORGIA

Subsidiaries (Alphabetically)	State of Inc.
Georgia Home Medical, Inc.	GEORGIA
GME Medical Supply, Inc.	VIRGINIA
Gould’s Discount Medical, LLC	KENTUCKY
Grace Healthcare Incorporated	LOUISIANA
Grace Healthcare Medical, Inc.	MISSISSIPPI
Grace Healthcare, Inc.	MISSISSIPPI
Grace Medical Equipment, Inc.	ALABAMA
Grace Medical, Inc.	FLORIDA
Halprin, Incorporated	NEW YORK
Health Complex Medical, LLC	CONNECTICUT
Health Products Plus, Inc.	GEORGIA
Healthline Medical Equipment, LLC	TEXAS
Healthy Living Medical Supply, LLC	MICHIGAN
Heartland Medical Equipment, Inc.	MISSOURI
Home Care Medical, Inc.	WISCONSIN
Home Medical Express, Inc.	ILLINOIS
Home Medical Products and Services LLC	WISCONSIN
Home Mediservice, LLC	MARYLAND
Home Nursing Care, Inc.	VIRGINIA
Home Respiratory Solution's, Inc.	FLORIDA
Hometown Respiratory Consultants, LLC	TENNESSEE
Hub's Home Oxygen & Medical Supplies, LLC	PENNSYLVANIA
Huey’s Home Medical, LLC	DELAWARE
Hurst Medical Equipment, Inc.	WEST VIRGINIA
J.M.R. Medical, LLC	DELAWARE
Keene Medical Products LLC	NEW HAMPSHIRE
Lamar, LLC	FLORIDA
LCP Solara Blocker Corp	DELAWARE
Legacy Medical, LLC	OHIO
Lehigh Valley Respiratory Care - Lancaster, LLC	PENNSYLVANIA
LifeHME, Inc.	SOUTH CAROLINA
Loftis Home Medical, LLC	NORTH CAROLINA
Lookout Medical Services, Inc.	TENNESSEE
Louisville O2, Inc.	KENTUCKY
Lovell Medical Supply, Inc.	NORTH CAROLINA
Madison County Medical Equipment, Inc.	IOWA
Major Medical Supply of Brighton, LLC	COLORADO
Major Medical Supply of Colorado Springs, LLC	COLORADO
Major Medical Supply of Denver, LLC	COLORADO
Major Medical Supply of Fort Collins, LLC	COLORADO

Subsidiaries (Alphabetically)	State of Inc.
Major Medical Supply of Greeley, LLC	COLORADO
Major Medical Supply, LLC	COLORADO
Manor Respiratory Care, Inc.	TENNESSEE
Matrix Medical, LLC	FLORIDA
McFarland Group, LLC	TENNESSEE
Med Star Surgical & Breathing Equipment Inc.	NEW YORK
Med Way Medical, Inc.	UTAH
MedBridge Home Medical LLC	DELAWARE
Med-Equip, Inc.	PENNSYLVANIA
Medical Logic Ft. Walton, Inc.	ALABAMA
Medical Logic, Inc.	ALABAMA
Medical Necessities and Services, LLC	TENNESSEE
Medidex, LLC	MISSOURI
Medlogic Anniston, Inc.	ALABAMA
Medlogic Birmingham, Inc.	ALABAMA
Medstar Holdings LLC	DELAWARE
Medway Medical Equipment, LLC	TEXAS
Mississippi HMA DME, LLC	MISSISSIPPI
MME II, LLC	TEXAS
Montgomery Medical Supply, Inc.	ALABAMA
New England Home Medical Equipment LLC	MASSACHUSETTS
Northshore Respiratory and Rehab Specialties, Inc.	LOUISIANA
NRE Holding LLC	DELAWARE
Ocean Breeze Infusion Care LLC	NEW YORK
Ocean Home Health of PA LLC	PENNSYLVANIA
Ocean Home Health Supply LLC	NEW JERSEY
Ogles Oxygen, LLC	SOUTH CAROLINA
Olympia Respiratory Services LLC	WASHINGTON
Ours Corporation	ILLINOIS
Oxygen & Sleep Associates, Inc.	TENNESSEE
Oxygen One, Inc.	WISCONSIN
Oxygen Supply Shop, LLC	NEW JERSEY
Pal-Med, LLC	SOUTH CAROLINA
Palmetto Oxygen, LLC	SOUTH CAROLINA
Parrish Home Medical, Inc.	SOUTH CAROLINA
Peach Home Health Care, Inc.	GEORGIA
Pharmacy, Inc.	DELAWARE
Pinnacle Medical Solutions LLC	MISSISSIPPI
Pinnacle Medical Solutions, Inc.	DELAWARE
PPS HME Holdings LLC	DELAWARE

Subsidiaries (Alphabetically)	State of Inc.
PPS HME LLC	DELAWARE
Prattville Medical Equipment, Inc.	ALABAMA
Premier Home Care, Inc.	KENTUCKY
Premier Home Medical Equipment Services, LLC	PENNSYLVANIA
Promise Medical, Inc.	TEXAS
Provider Plus, LLC	MISSOURI
Pumps It Inc	TEXAS
PVHS Home Medical Supply, LLC	COLORADO
Quality Home Medical, Inc.	SOUTH CAROLINA
Quality Medical Services, Inc.	IOWA
Quality Respi-Care, Inc.	GEORGIA
Reliable Medical Equipment, LLC	SOUTH CAROLINA
Reliable Medical of Conway, LLC	SOUTH CAROLINA
Resp-I-Care, LLC	TENNESSEE
Respiratory Home Care of Bristol, LLC	TENNESSEE
Respiratory Services of Western New York Inc	NEW YORK
Respracare, Inc.	NORTH CAROLINA
Roberts Home Medical, LLC	MARYLAND
Rocky Mountain Medical Equipment, Inc.	COLORADO
Rocky Mountain Medical Equipment, LLC	COLORADO
Royal Homestar LLC	DELAWARE
Royal Medical Supply LLC	NEW JERSEY
Skinny, LLC	FLORIDA
Skoro Enterprises LLC	TEXAS
SleepEasy Therapeutics, Inc.	NORTH DAKOTA
Sleep Therapy LLC	MINNESOTA
Solara Holdings, LLC	DELAWARE
Solara Intermediate, LLC	DELAWARE
Solara Medical Supplies, LLC	CALIFORNIA
Sound Oxygen Service LLC	WASHINGTON
Southern Home Respiratory & Equipment, Inc.	VIRGINIA
Specialized Medical Devices, Inc.	ALABAMA
Spiro Health Services, LLC	DELAWARE
Sunbelt Medical Supply & Oxygen, Inc.	FLORIDA
TC Medical Supply, LLC	FLORIDA
The 3700 Company, L.L.C.	COLORADO
THH Acquisition LLC I	DELAWARE
TMS VT, LLC	VERMONT
Total Homecare LLC	VIRGINIA
Total Respiratory, LLC	DELAWARE

Subsidiaries (Alphabetically)	State of Inc.
Tricorex, Inc.	MISSOURI
TriCounty Medical Equipment and Supply, LLC	PENNSYLVANIA
Trinity Healthcare of Winston-Salem, Inc.	GEORGIA
Twin Rivers Respiratory Care, Inc.	ARKANSAS
Verio Healthcare, Inc.	CALIFORNIA
Verus Healthcare LLC	DELAWARE
Verus Healthcare Holdings LLC	DELAWARE
Vitacare, L.L.C.	OKLAHOMA
WeCare Medical Somerset, LLC	KENTUCKY
WeCare Medical, LLC	KENTUCKY
Wolf Industries, Inc.	MISSISSIPPI